March 5, 2021 Fourth Quarter 2020 Earnings Presentation

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, including the ultimate impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk Factors.” These risks may also be further heightened by the continued and evolving impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

PORTFOLIO CREDIT QUALITY ▪ Defensively-positioned and broadly-diversified portfolio comprised of over 99% senior first mortgage loans with no exposure to securities; wtd. avg. initial LTV of 65.7%(2) means sponsors generally have significant equity in their properties. ▪ Strong collections of interest in 2020 and through February 2021 with 99% of borrowers making their contractual payments in accordance with loan agreements.(3) ▪ Active and constructive dialogue with borrowers who own properties impacted by the COVID-19 pandemic, providing short-term relief so they can sustain their business through temporary disruptions. ▪ In Q4, modified 12 loans with total principal of $685.4 million, most of which related to loans that had been modified previously. Deferred and added to loan principal interest of approximately $4.2 million in Q4. ▪ Transferred a $22.3 million mixed-use (retail and office) loan to nonaccrual status. ▪ Downgraded a $67.1 million hotel loan to a risk rating of “5” and recorded an $8.1 million CECL reserve on the loan. FINANCING ▪ On February 4, 2021, closed a $349 million non-mark-to-market and term-matched financing with Goldman Sachs Bank USA, which refinanced loans previously funded on the Goldman Sachs repurchase facility, increasing the percentage of credit non-mark-to-market financing to 51% of loan-level borrowings. ▪ Continued focus on creating greater balance sheet stability and flexibility through potential additional term-matched and non-mark-to-market financing arrangements. ▪ No corporate debt maturities before December 2022. LIQUIDITY ▪ Current liquidity of $235.6 million(4); option to borrow an additional $75 million in proceeds under the term loan facilities through September 2021.(5) ▪ Through March 3, 2021, funded an additional $24.7 million of principal balance on existing loan commitments and received $70.9 million of loan repayments. Company Business Update(1) Finalized the transition to an internally-managed REIT by completing the internalization of the management function on December 31, 2020. 3 (1) As of 12/31/2020 throughout presentation, unless otherwise noted. (2) See definition in the appendix. (3) Includes loan modifications and one nonaccrual loan. (4) As of March 3, 2021. (5) Subject to exercise of extension option and payment of extension fee on or prior to March 25, 2021.

Fourth Quarter and Full Year 2020 Highlights 4(1) Represents Net Income Attributable to Common Stockholders, see definition in the appendix. (2) Distributable Earnings is a non-GAAP measure. See definition in the appendix. (3) 1.516 million warrants are subject to vesting depending on future draws of the term loan facilities pursuant to the term of the facilities. FINANCIAL SUMMARY ▪ Q4 GAAP earnings(1) of $0.42 per basic share, inclusive of $0.16 release of prior CECL reserves and $(0.05) of internalization-related restructuring charges. ▪ Full year 2020 GAAP loss of $(0.73) per basic share mainly affected by $(0.84) of internalization-related restructuring charges and $(0.97) of provision for credit losses recorded over the course of the year. ▪ Q4 Distributable Earnings(2) of $0.33 per basic share. ▪ Full year 2020 Distributable Earnings(2) of $1.17 per basic share. ▪ Q4 cash dividend of $0.45 per common share, inclusive of a special dividend of $0.25. ▪ Full year 2020 cash dividend of $0.65 per common share, inclusive of a special dividend of $0.25. ▪ December 31, 2020 book value per common share of $16.92, inclusive of $(1.31) per share CECL reserve. ▪ Allowance for credit losses as of December 31, 2020 of $72.2 million, or 1.63% of total loan commitments. PORTFOLIO ACTIVITY ▪ Received loan repayments and principal amortization of $195.6 million in UPB during the quarter and $517.3 million for full year 2020. ▪ Funded $51.0 million and $239.0 million of existing loan commitments in Q4 and full year 2020, respectively. PORTFOLIO OVERVIEW ▪ Outstanding loan portfolio principal balance of $3.9 billion and $4.4 billion in total loan commitments. ▪ Over 99% senior first mortgage loans and over 98% floating rate; no exposure to securities. ▪ Weighted average stabilized LTV of 63.3%(2) and weighted average yield at origination of LIBOR + 4.19%.(2) ▪ Approximately 87.0% of the portfolio is subject to LIBOR floor of at least 1.00% with a weighted average LIBOR floor of 1.56%. LIQUIDITY & CAPITALIZATION ▪ Ended Q4 with over $260 million in cash on hand. ▪ During 2020, significantly improved balance sheet liquidity and flexibility by closing a strategic financing commitment of up to $300 million, in the form of five-year senior secured term loan facilities and 6.066 million warrants to purchase GPMT common stock.(3)

$16.93 $16.92 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 9/30/2020 Prevision GAAP Earnings Provision for Credit Losses Dividend Declaration Other 12/31/2020 $(0.45)$0.26 Key Drivers of Fourth Quarter 2020 Earnings and Book Value Per Share • Q4 GAAP earnings benefited from an $8.5 million, or $0.16 per basic share, release of prior CECL reserves driven by loan repayments and moderately improved macroeconomic forecasts employed in estimating the allowance. • Fourth quarter book value reflects a declaration of a regular Q4 cash dividend of $0.20 per common share and a special 2020 cash dividend of $0.25 per common share. 5 BOOK VALUE $0.16 DISTRIBUTABLE EARNINGS RECONCILIATION(1) $ In Millions Per Basic Share Pre-Provision GAAP Earnings $14.6 $0.26 Provision for Credit Losses (CECL Impact) $8.5 $0.16 GAAP Net Income $23.1 $0.42 Adjustments: Provision for Credit Losses $(8.5) $(0.16) Internalization-related Restructuring Charges $2.6 $0.05 Non-Cash Equity Compensation $1.3 $0.02 Distributable Earnings(1) $18.4 $0.33 (1) Distributable Earnings is a non-GAAP measure. See definition in the appendix. $0.02

Financial Statements Impact of CECL Reserves 6 • Total allowance for credit losses of $72.2 million, of which $5.5 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) At 3/31/20 At 6/30/20 At 9/30/20 At 12/31/20 ASSETS Loans and securities $4,338,392 $4,391,281 $4,052,201 $3,914,469 Allowance for credit losses $(64,274) $(77,904) $(73,339) $(66,666) Carrying Value $4,274,118 $4,313,377 $3,978,862 $3,847,803 LABILITIES Other liabilities impact(1) $7,534 $8,109 $7,374 $5,515 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(71,808) $(86,013) $(80,713) $(72,181) Per share impact $(0.97) $(0.26) $0.09 $0.16 ($ in thousands) Q4 2020 Change in provision for credit losses: Loans held-for- investment $6,672 Other liabilities(1) $1,859 Total provision for credit losses $8,531 (1) Represents estimated allowance for credit losses on unfunded loan commitments.

$4,288 $3,932 $- $1,000 $2,000 $3,000 $4,000 $5,000 12/31/2019 Portfolio 2020 Fundings 2020 Prepayments, Sales & Amortization 12/31/2020 $ I n M il li o n s Historical Portfolio Principal Balance 7 (1) Data based on principal balance of investments. (2) Includes fundings of prior loan commitments of $239 million and capitalized deferred interest of $8.6 million. (3) Portfolio principal balances as of 12/31 of each year. 2020 YEAR TO DATE PORTFOLIO ACTIVITY(1) PORTFOLIO SINCE INCEPTION(3) $667 $1,437 $2,379 $3,233 $4,288 $3,932 $- $1,000 $2,000 $3,000 $4,000 $5,000 2015 2016 2017 2018 2019 2020 $ I n M il li o n s $372 $(728) $4,436 $504 Total maximum commitments Future funding commitments (2)

Investment Portfolio as of December 31, 2020 8 PROPERTY TYPE(2) GEOGRAPHY COUPON STRUCTURE INVESTMENT TYPE (1) See definition in the appendix. (2) Includes mixed-use properties. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3,932.4m Total Loan Commitments $4,436.2m Number of Investments 103 Average UPB ~$38.2m Weighted Average Yield at Origination(1) L + 4.19% Weighted Average Stabilized LTV(1) 63.3% Weighted Average Original Term(1) 3.1 years Senior Loans, 99.7% Subordinated Loans, 0.3% High quality, well-diversified portfolio comprised of over 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.3%.(1) Northeast, 26.7% Southwest, 20.8%Midwest, 18.5% West, 17.7% Southeast, 16.3% Office, 44.7% Multifamily, 23.7% Hotel, 16.8% Retail, 8.6% Industrial, 5.1% Other, 1.1% Floating, 98.5% Fixed, 1.5%

Q4 and Full Year 2020 Portfolio Developments 9 ASSET MANAGEMENT • We have been working closely with our borrowers to provide them with short-term relief to help manage through market dislocations and business interruptions at their properties. During the three months ended December 31, 2020, we modified 12 loans with an aggregate principal balance of approximately $0.7 billion. During the year ended December 31, 2020, we modified 46 loans representing an aggregate principal balance of approximately $1.8 billion. OTHER PORTFOLIO DEVELOPMENTS • Due to new information available during the three months ended December, 31 2020, a $67.1 million first mortgage loan collateralized by a hotel property located in the Midwest was downgraded to a risk rating of “5” from a risk rating of “4”. The collateral property’s cash flows have been adversely affected by market conditions driven by the pandemic and the related significant decline in business travel. Accordingly, this loan was assessed individually in accordance with ASU 2016-03 and an allowance for credit loss of $8.1 million was recorded for this loan. The loan had been previously modified, including a deferral and capitalization of interest of approximately $2.6 million as of December 31, 2020. During the fourth quarter, we negotiated with the borrower a new short-term extension of the prior modification, which was accounted for as a TDR under GAAP. We are evaluating a variety of the potential options with respect to the resolution of this loan, which, among other things, may include a sale of the property or the loan, or a negotiated deed-in-lieu of foreclosure. • During the three months ended December, 31, 2020, we placed a $22.3 million first mortgage loan collateralized by a mixed-use (retail and office) property located in the Northeast on nonaccrual status due to the adverse impact of the COVID-19 pandemic. As a result, we wrote-off accrued interest due on this loan in the amount of $0.8 million. As of December 31, 2020, the carrying value of the loan on nonaccrual status was $17.8 million. The loan was assigned a risk rating of “4” at December 31, 2020, unchanged from the prior quarter. • On November 9, 2020, a $40.0 million first mortgage loan collateralized by a student housing property located in the Midwest reached its initial maturity without satisfaction of extension conditions. The loan was current with respect to payment of interest prior to its initial maturity date. We are in active discussions with the borrower regarding a modification, which may include waiving certain extension conditions and full deferral of interest for the duration of the extension period. The loan was assigned a risk rating of “4” at December 31, 2020, unchanged from the prior quarter.

Diversified Capital Sources

WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE

REPURCHASE FACILITIES	▪ Borrowings of \$1.7 billion with an advance rate of 68.0%.[1]
CRE CLOs[2]	▪ \$927.1 million of fully term-matched, non-recourse and non-mark-to-market financing.
CONVERTIBLE SENIOR NOTES[2]	▪ \$143.8 million due December 2022. ▪ \$131.6 million due October 2023.
ASSET-SPECIFIC FINANCING	▪ \$150 million non-mark-to-market financing facility; \$123 million outstanding balance.
SENIOR SECURED TERM LOAN FACILITIES[3]	▪ \$225 million senior secured term loan facilities due in 2025; option to borrow an additional \$75 million through September 2021.
STOCKHOLDERS' EQUITY	▪ Over \$930 million of equity capital.

LEVERAGE[4]


4.0x
3.0x
2.0x
1.0x
2.2x
3.2x
12/31/2020
Recourse Leverage
Total Leverage

FINANCING MIX


Senior Secured Term Loan Facilities
Asset Specific
Convertible Notes
Repurchase Facilities
CLOs

(1) As of February 4, 2021, reduced repurchase facilities borrowings to \$1.4 billion by entering into a credit agreement with Goldman Sachs Bank USA providing approximately \$349 million of term-matched, non-mark-to-market financing, which refinanced certain assets previously financed on our Goldman Sachs repurchase facility.
(2) Outstanding principal balance excluding deferred debt issuance costs.
(3) Includes an option to draw up to an additional \$75 million of proceeds on a delayed draw basis under the secured term loan credit agreement during the sixth-month period after September 25, 2020, which period may be extended for an additional six months upon payment of an extension fee. Please note \$225 million is outstanding principal balance excluding deferred debt issuance costs.
(4) See the appendix for definitions of "Recourse Leverage" and "Total Leverage".

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5.2% 2.7% 17.9% 29.0% 41.7% 3.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2015 2016 2017 2018 2019 2020 % o f P o rt fo li o 1 -M o n th U .S . L IB O R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor Investment Portfolio LIBOR Floors 11 WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE (1) Reflects changes to LIBOR floors arising from loan modifications in prior periods. (1) 1.56%

Fourth Quarter 2020 Earnings Summary 12 SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $27.4 Provision for Credit Losses $8.5 Operating Expenses $(12.2) Provision for Income Taxes $(0.6) GAAP Net Income $23.1 Wtd. Avg. Basic Common Shares 55,205,082 Diluted Common Shares 70,009,741 Net Income Per Basic Share $0.42 Common Dividend Per Share $0.20 Special Dividend Per Share $0.25 GAAP NET INCOME TO DISTRIBUTABLE EARNINGS RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) GAAP Net Income $23.1 Adjustments: Provision for Credit Losses $(8.5) Internalization-related Restructuring Charges $2.6 Non-Cash Equity Compensation $1.3 Distributable Earnings $18.4 Wtd. Avg. Basic Common Shares 55,205,082 Diluted Common Shares 70,009,741 Distributable Earnings Per Basic Share $0.33 (1) Distributable Earnings is a non-GAAP measure. See definition in the appendix.

Balance Sheet and Financing Summary as of December 31, 2020 13 (1) Net outstanding balance after deduction of transaction related expenses and warrants. (2) Does not include fees and other transaction related expenses. (3) Includes all loan repurchase agreements. (4) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million. (5) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement during the sixth-month period after September 25, 2020, which period may be extended for an additional six months upon payment of an extension fee. (6) See definition in the appendix. FINANCING SUMMARY ($ IN MILLIONS) Total Capacity Outstanding Balance Wtd. Avg Coupon(2) Repurchase Agreements(3) $2,300.0(4) $1,708.9 L+2.05% Securitized (CLO) Debt $927.1 L+1.69% Senior Secured Term Loan Facilities(5) $300.0 $206.4 8.00% Asset-Specific Financing $150.0 $123.1 L+1.78% Convertible Debt $271.3 5.98% Total Borrowings $3,236.8 Stockholders’ Equity $933.8 Total Leverage(6) 3.2x Recourse Leverage(6) 2.2x SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA) Cash $261.4 Loans Held-for-Investment, net $3,847.8 Repurchase Agreements $1,708.9 Securitized (CLO) Debt $927.1 Senior Secured Term Loan Facilities(1) $206.4 Asset-Specific Financing $123.1 Convertible Debt $271.3 Stockholders’ Equity $933.8 Common Shares Outstanding 55,205,082 Book Value Per Common Share $16.92

Appendix

Summary of Investment Portfolio 15 ($ in millions) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(1) All-in Yield at Origination(1) Original Term (Years)(1) Initial LTV(1) Stabilized LTV(1) Senior Loans(1) $4,419.6 $3,915.8 $3,847.7 L + 3.52% L + 4.19% 3.1 65.8% 63.4% Subordinated Loans $16.6 $16.6 $10.1 8.71% 8.74% 10.0 45.2% 39.3% Total Weighted/Average $4,436.2 $3,932.4 $3,847.8 L + 3.52% L + 4.19%(1) 3.1 65.7% 63.3% (1) See definition in this appendix.

Investment Portfolio Detail

($ in millions)	Type[(1)]	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[(1)]	All-in Yield at Origination[(1)]	Original Term (Years)[(1)]	State	Property Type	Initial LTV[(1)]	Stabilized LTV[(1)]
Asset 1	Senior	12/15	120.0	120.0	118.8	L + 4.15%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 2	Senior	10/19	120.0	90.2	88.9	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 3	Senior	07/18	111.6	111.6	100.5	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 4	Senior	12/19	101.7	87.2	85.9	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	86.9	86.2	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	07/19	94.0	75.3	74.4	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	92.7	70.5	62.8	L + 3.45%	L + 3.88%	3.0	TX	Hotel	56.1%	48.1%
Asset 8	Senior	12/18	92.0	65.5	65.1	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 9	Senior	10/19	87.8	66.7	65.7	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 10	Senior	05/17	86.8	82.9	82.5	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 11	Senior	01/20	81.9	51.5	50.7	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 12	Senior	06/19	80.8	80.3	79.6	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 13	Senior	10/19	76.3	76.3	75.2	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 14	Senior	09/19	75.9	73.2	72.7	L + 3.07%	L + 3.58%	3.0	NY	Multifamily	62.7%	67.1%
Asset 15	Senior	10/17	74.8	53.9	52.9	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Assets 16-103	Various	Various	3,039.6	2,740.4	2,685.9	L + 3.61%	L + 4.30%	3.2	Various	Various	66.7%	63.4%
Total/Weighted Average			**$4,436.2**	**$3,932.4**	**$3,847.8**	**L + 3.52%**	**L + 4.19%[(1)]**	**3.1**			**65.7%**	**63.3%**

(1) See definition in this appendix.

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Average Balances and Yields/Cost of Funds 17 Quarter Ended December 31, 2020 ($ in thousands) Average Balance(2) Interest Income/Expense(3) Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans(1) $3,920,917 $53,996 5.5% Subordinated loans 25,589 617 9.6% Other - 135 -% Total interest income/net asset yield $3,946,506 $54,748 5.5% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans(1) $2,795,920 $17,478 2.5% Subordinated loans 8,568 69 3.2% Other unsecured: Senior Secured Term Loan Facilities 206,181 5,301 10.3% Convertible senior notes 271,117 4,522 6.7% Total interest expense/cost of funds $3,281,786 $27,370 3.3% Net interest income/spread $27,378 2.2% (1) See definition in this appendix. (2) Average balance represents average amortized cost on loans held-for-investment. (3) Includes amortization of deferred debt issuance costs.

Condensed Balance Sheets 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share data) December 31, 2020 December 31, 2019 ASSETS (unaudited) Loans held-for-investment $ 3,914,469 $ 4,226,212 Allowance for credit losses (66,666) — Loans held-for-investment, net 3,847,803 4,226,212 Available-for-sale securities, at fair value — 12,830 Held-to-maturity securities — 18,076 Cash and cash equivalents 261,419 80,281 Restricted cash 67,774 79,483 Accrued interest receivable 12,388 11,323 Other assets 30,264 32,657 Total Assets $ 4,219,648 $ 4,460,862 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 1,708,875 $ 1,924,021 Securitized debt obligations 927,128 1,041,044 Asset-specific financings 123,091 116,465 Revolving credit facilities — 42,008 Convertible senior notes 271,250 269,634 Senior Secured term loan facilities 206,448 — Dividends payable 25,049 23,063 Other liabilities 22,961 24,491 Total Liabilities 3,284,802 3,440,726 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,205,082 and 54,853,205 shares issued and outstanding, respectively 552 549 Additional paid-in capital 1,058,298 1,048,484 Accumulated other comprehensive (loss) income — 32 Cumulative earnings 103,166 162,076 Cumulative distributions to stockholders (228,170) (192,005) Total Stockholders’ Equity 933,846 1,019,136 Total Liabilities and Stockholders’ Equity $ 4,219,648 $ 4,460,862

Condensed Statements of Comprehensive (Loss) Income 19 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (in thousands, except share data) Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 54,613 $ 63,428 $ 234,954 $ 240,023 Loans held-for-sale — — 895 — Available-for-sale securities — 294 646 1,220 Held-to-maturity securities — 435 659 2,239 Cash and cash equivalents 135 547 559 2,775 Total interest income 54,748 64,704 237,713 246,257 Interest expense: Repurchase agreements 11,702 19,163 58,444 67,632 Securitized debt obligations 4,945 10,935 26,312 46,815 Convertible senior notes 4,522 4,512 18,092 17,971 Asset-specific financing 900 1,174 3,862 2,891 Revolving credit facilities — 491 779 1,673 Senior secured term loan facilities 5,301 — 5,446 — Total Interest Expense 27,370 36,275 112,935 136,982 Net interest income 27,378 28,429 124,778 109,274 Other income (loss): Provision for credit losses 8,531 — (53,710) — Realized losses on sales — — (16,913) — Fee income — 95 1,117 1,210 Total other income (loss) 8,531 95 (69,506) 1,210 Expenses: Management fees 3,946 3,841 15,786 14,854 Incentive fees — — — 244 Servicing expenses 1,031 999 4,056 3,670 Restructuring charges 2,570 — 46,252 — General and administrative expenses 4,603 6,008 29,024 21,507 Total expenses 12,150 10,848 95,118 40,275 Income (loss) before income taxes 23,759 17,676 (39,846) 70,210 (Benefit from) provision for income taxes 608 (1) 593 (4) Net income (loss) 23,151 17,677 (40,439) 70,214 Dividends on preferred stock 25 25 100 100 Net income (loss) attributable to common stockholders $ 23,126 $ 17,652 $ (40,539) $ 70,114 Basic (loss) earnings per weighted average common share $ 0.42 $ 0.32 $ (0.73) $ 1.32 Diluted (loss) earnings per weighted average common share $ 0.39 $ 0.32 $ (0.73) $ 1.32 Dividends declared per common share $ 0.45 $ 0.42 $ 0.65 $ 1.68 Weighted average number of shares of common stock outstanding: Basic 55,205,082 54,853,205 55,156,482 53,087,395 Diluted 70,009,741 54,853,205 55,156,482 53,087,395 Comprehensive income (loss): Net income (loss) attributable to common stockholders $ 23,126 $ 17,652 $ (40,539) $ 70,114 Other comprehensive income (loss), net of tax: Unrealized gain (loss) on available-for-sale securities — — (32) 224 Other comprehensive income (loss) — — (32) 224 Comprehensive income (loss) $ 23,126 $ 17,652 $ (40,571) $ 70,338

▪ We have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, though it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net (loss) income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business. ▪ We use Distributable Earnings to evaluate our performance excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net (loss) income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expense; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or loss or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings (formerly Core Earnings) 20

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non- recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the year ended December 31, 2020, we recorded a $53.7 million of provision for credit losses, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings as referenced above. ▪ Distributable Earnings also excludes the impact of the restructuring charges recorded during the year ended December 31, 2020. These charges were related to our Internalization, discussed above, which we view as a one-time event. In assessing the reporting of Distributable Earnings, we determined that, consistent with our policy, the restructuring charges should be included within certain one-time expenses as referenced above. During the year ended December 31, 2020, we recorded $46.3 million of restructuring charges, which have been excluded from the Distributable Earnings. ▪ Distributable Earnings does not represent net (loss) income or cash flow from operating activities and should not be considered as an alternative to GAAP net (loss) income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 21

Other Definitions 22 All-in Yield at Origination ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net income (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Original Term (Years) ▪ Original term (Years) is the initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Recourse Leverage ▪ Borrowings outstanding on repurchase agreements, asset-specific financings, revolving credit facilities, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase agreements, securitized debt obligations, asset-specific financings, revolving credit facilities, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity.

Company Information

Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017 and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes.

For more information regarding Granite Point, visit www.gpmtreit.com.

Contact Information:

Corporate Headquarters:

3 Bryant Park, 24th Floor
New York, NY 10036
212-364-5500

New York Stock Exchange:
Symbol: GPMT

Investor Relations:

Marcin Urbaszek
Chief Financial Officer
212-364-5500
Investors@gpmtreit.com

Transfer Agent:

Equiniti Trust Company
P.O. Box 64856
St. Paul, MN 55164-0856
800-468-9716
www.shareowneronline.com

Analyst Coverage:

Citigroup Securities

Arren Cyganovich
(212) 816-3733

Credit Suisse

Douglas Harter
(212) 538-5983

JMP Securities

Steven DeLaney
(212) 906-3517

J.P. Morgan

Charlie Arestia
(212) 622-0755

Keefe, Bruyette & Woods

Jade Rahmani
(212) 887-3882

Raymond James

Stephen Laws
(901) 579-4868

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